Exhibit 10.6

March 23, 2006

Xinhua China Ltd.
B-26F Oriental Kenzo, No. 48
Dongxhimenwai, Dongcheng District
Beijing, P.R. China 100027
Attention: Clement Wu and Xiamnping Wang

Re:      Securities Purchase Agreement (the “SPA”) dated as of November 23, 2005 among Xinhua China Ltd. (the “Company”) and Highgate House Funds,
            Ltd. (“Highgate”), and related agreements.

Dear Sirs:

          This letter agreement will confirm our understanding regarding the SPA and certain other contracts entered into in connection with the SPA.  In connection with the SPA, Highgate agreed to fund an aggregate of $4,000,000, of which $1,250,000 has previously been funded by Highgate to the Company.  Highgate desires to assign its obligation to fund the balance of $2,750,000 to Cornell Capital Partners, LP (“CCP”).  Our agreement is as follows:

  Amended and Restated SPA.  One the date hereof, the parties shall enter into an Amended and Restated Securities Purchase Agreement in the form of Exhibit A attached hereto which shall amend, replace, and supersede the SPA.

  Amendments to the Investor Registration Rights Agreement (the “Registration Rights Agreement”) dated November 23, 2005 between the Company and Highagte.  Highgate hereby waives any liquidated damages that may have accrued up to the date hereof pursuant to Section 2(c) of the Registration Rights Agreement due to any failure to file the registration statement within the Scheduled Filing Deadline (as defined in the Registration Rights Agreement).  On the date hereof, the parties hereto shall enter into an Amended and Restated Investor Registration Rights Agreement in the form of Exhibit B attached hereto which shall amend, replace, and supersede the Registration Rights Agreement.  The Scheduled Filing Deadline shall hereinafter have the meaning set forth in the Amended and Restated Investor Registration Rights Agreement and this agreement shall in no way limit or waive any rights of Highgate or CCP that may arise in connection with the Amended and Restated Investor Registration Rights Agreement.

  Amendments to the Security Agreement between the Company and Highgate dated November 23, 2005 (the “Security Agreement”).  One the date hereof, the parties shall enter into an Amended and Restated Security Agreement in the form of Exhibit C attached hereto which shall amend, replace, and supersede the Security Agreement.  The Amended and Restated Security Agreement shall

Mr. Clement Wu
March 23, 2006

add CCP as a party to the Security Agreement as if CCP was an original party to such agreement, and as a result CCP shall have all of the rights originally granted to Highgate in the Security Agreement as if CCP were an original party to such agreement.  All such rights of CCP shall be with Highgate.

  Amendments to the Irrevocable Transfer Agent Instructions among the Company, Highgate, and Pacific Stock Transfer Co. dated November 23, 2005 (the “Transfer Agent Instructions”).  One the date hereof, the parties shall enter into an Amended and Restated Transfer Agent Instructions in the form of Exhibit D attached hereto which shall amend, replace, and supersede the Transfer Agent Instructions.

  Termination of Escrow Shares Escrow Agreement (“Escrow Shares Agreement”) dated November 23, 2005 between the Company, Highgate, and Gottbetter and Partners, LLP.  The Escrow Shares Agreement shall be terminated as of the date hereof.  The Company and Highgate shall execute a joint written direction in the form of Exhibit E instructing Gottbetter and Partners, LLP to return the Escrow Shares (as defined in the Escrow Shares Agreement).

  Termination of Escrow Agreement (“Escrow Agreement”) dated November 23, 2005 between the Company, Highgate, and Gottbetter and Partners, LLP.  The Escrow Agreement shall be terminated as of the date hereof.  The Company and Highgate shall notify Gottbetter and Partners, LLP of such termination.

  This letter may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.  This letter shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of this letter.  The terms of this letter supersede the terms of any other verbal or written agreement existing prior to the date hereof.  In the event of any litigation arising hereunder, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys’ fees and court costs from the other party or parties, including the costs of bringing such litigation and collecting upon any judgments.  This letter shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, trustees, successors and assigns.  Except for the amounts expressly set forth herein, none of the parties hereto shall be liable to any other party for any amounts whatsoever.

  If the foregoing correctly sets forth the terms of our agreement, please sign this letter on the line provided below, whereupon it will constitute a binding agreement among us.

Mr. Clement Wu
March 23, 2006

SEGNATURE PAGE TO FOLLOW

Mr. Clement Wu
March 23, 2006

                                                                                                         Sincerely,

                                                                                                         HIGHGATE HOUSE FUNDS, LTD.

                                                                                                          By:    /s/ Mark Angelo
                                                                                                          Name:  Mark Angelo
                                                                                                          Title:     Portfolio Manager

                                                                                                         CORNELL CAPITAL PARTNERS, LP

                                                                                                         By:       Yorkville Advisors, LLC
                                                                                                         Its:        General Partner

                                                                                                         By:  __/s/ Mark Angelo________  ____
                                                                                                         Name:  Mark Angelo
                                                                                                         Its:        Portfolio Manager

ACCEPTED AND AGREED:

XINHUA CHINA LTD.

By:     /s/ Clement Wu
Name:  Clement Wu
Title:     Chief Financial Officer

EXHIBIT A

FORM OF AMENDED AND RESTATED
SECURITIES PURCHASE AGREEMENT

EXHIBIT B

FORM OF AMENDED AND RESTATED
INVESTOR REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

FORM OF AMENDED AND RESTATED
SECURITY AGREEMENT

EXHIBIT D

FORM OF AMENDED AND RESTATED
IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

EXHIBIT E

FORM OF JOINT WRITTEN INSTRUCTION

JOINT WRITTEN DIRECTION
Dated:  March 23, 2006

VIA FEDERA EXPRESS
AND FAX (212) 400-6901

Adam S. Gottbetter, Esq.
488 Madison Avenue
New York, NY 10022

          In connection with the Escrow Shares Escrow Agreement dated November 23, 2005 among Xinhua China Ltd. (the “Company”), Highgate House Funds, Ltd., and Gottbetter and Partners, LLP (the Escrow Agent) the undersigned do hereby authorize the Escrow Agent to return the Escrow Shares to the Company at the address set forth below:

Xinhua China Ltd
c/o 555 W. Hastings St., Suite 2550
Vancouver, British Columbia
Canada V6B 4N5
Attention: Michael Shannon, Esq.

          This joint written authorization shall also serve as notification to the Escrow Agent that the Escrow Agreement dated November 23, 2005 among the Company, Highgate House Funds, Ltd., and the Escrow Agent has been terminated as of the date hereof.

XINHUA CHINA LTD                                             HIGHGATE HOUSE
                                                                                    FUNDS, LTD.

___/s/ Clement Wu__       _________                          __/s/ Mark Angelo___           ______
By:        Clement Wu                                                    By:       Mark Angelo
Its:        Chief Financial Officer                                      Its:        Portfolio Manager